MEMBER INTEREST PURCHASE AGREEMENT


     This Member Interest Purchase Agreement (the "Agreement") is made and entered into by and between Whole Living, Inc., a Nevada corporation (the "Buyer" or the "Company") and Ron Williams, Robert Reitz, Brenda Huang and Jerry Gray (collectively "Sellers"), individually "Williams," "Reitz," "Huang" and "Gray").

                             RECITALS

     A. Sellers own member interests or Units in a Utah limited liability company known as Forever Green International, LLC ("Forever Green").

     B. Sellers desire to sell, and the Buyer desires to purchase, a portion of the member interests or Units in Forever Green owned by the Sellers.

                            AGREEMENT

     In exchange for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Purchase and Sale. Sellers agree to sell and the Buyer agrees to buy a portion of the Sellers' member interests or units in Forever Green International, LLC ("Units") constituting twenty three percent (23%) of the total Units issued and outstanding. Said percentage is represented by two million three hundred thousand (2,300,000) Units. The Buyer shall issue to the Sellers a total of nineteen million (19,000,000) shares of the restricted common stock of the Buyer in payment for the Sellers' units ("Stock"). Such shares of the Buyer shall equal approximately nineteen percent (19%) of the then issued and outstanding stock of the Buyer on the date of closing. The Buyer agrees to issue the shares to the Sellers and the Sellers agree to sell, assign and transfer the Units as follows:

          a. Williams shall sell 2,000,000 Units for 16,000,000 shares of Stock.

          b.  Reitz shall sell 100,000 Units for 1,000,000 shares of Stock.

          c.  Huang shall sell 100,000 Units for 1,000,000 shares of Stock

          d.  Gray shall sell 100,000 Units for 1,000,000 shares of Stock

     The purchase and sale of Units for Stock shall take place at the Closing set forth herein.

     2. Sellers' Representations and Warranties. Sellers represent and warrant the following, which representations and warranties shall be true and accurate as the date of this Agreement as of the Closing.

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          a.  Sellers have received all disclosures they deem reasonably necessary to make an informed decision as to the sale of the Purchased Units.

          b. The Purchase Price constitutes the entire purchase price for the sale of the Units notwithstanding the fact that the actual value of the Units may be higher than the Purchase Price and the value of the Units may increase at some time in the future.

          c. Sellers have the full power and authority to execute and deliver this Agreement, to perform their obligations under this Agreement, and to consummate the transactions contemplated by this Agreement. This Agreement constitutes the valid and legally binding obligations of Sellers, enforceable in accordance with its terms except to the extent that the same may be limited by laws concerning insolvency, bankruptcy, or similar laws, or equitable principles affecting the enforcement of creditor's rights generally, and, to the knowledge of Sellers, no facts exist that would cause such laws to have the effect of rendering this Agreement unenforceable. To the knowledge of Sellers, Sellers do not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any United States or other governmental agency in order to consummate the transactions contemplated by this Agreement; provided, however, that Sellers have made no review of any federal or state securities laws, and notwithstanding any provision of this Agreement to the contrary, makes no representation or warranty as to whether the transactions contemplated by this Agreement comply in any respect with any of such laws.

          d. The execution, delivery and performance by Sellers: (i) do not contravene, or constitute a default under, any provision of applicable law or regulation of which Sellers are aware or of any agreement, judgment, injunction, order, decree or other instrument binding upon Sellers, and (ii) do not conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under, any agreement, contract, lease, license, instrument, or other arrangement, in each case to which Sellers are party or by which Sellers are bound or to which Sellers' assets are subject.

          e. Sellers are the sole owners and holders of the Units, free and clear of any liens, encumbrances or other restrictions, except under applicable securities laws and under the Operating Agreement. Sellers are not party to any option, warrant, purchase right, or other contract or commitment that requires Sellers to sell, transfer, or otherwise dispose of any of the Units, other than this Agreement.

          f. Sellers have not engaged any broker or taken any action that could result in any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Sellers or the Buyer could become liable or obligated.

          g. Sellers have not made any assignments for the benefit of creditors, filed any petition in bankruptcy, been adjudicated insolvent or bankrupt, petitioned or applied to any


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tribunal for any receiver, conservator or trustee of any of his property or assets, or commenced any proceeding under any reorganization arrangement, readjustment of debt, conservation, dissolution or liquidation law or statute of any jurisdiction. No such action or proceeding has been commenced or threatened against Sellers by any creditor, claimant, governmental agency or other person.

     3. The Company's Representations and Warranties. The Company represents and warrants the following, which representations and warranties shall be true and accurate as of the date of this Agreement and as of the
Closing:

          a. The Company has the full power and authority to execute and deliver this Agreement, to perform its obligations under this Agreement, and to consummate the transactions contemplated by this Agreement. This Agreement constitutes the valid and legally binding obligations of the Company, enforceable in accordance with its terms except to the extent that the same may be limited by laws concerning insolvency, bankruptcy, or similar laws, or equitable principles affecting the enforcement of creditor's rights generally, and no facts exist that would cause such laws to have the effect of rendering this Agreement unenforceable. The Company does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any United States or other governmental agency in order to consummate the transactions contemplated by this Agreement.

          b. The Shares issued by the Company to the Sellers shall be an original issuance of shares by the Company which issuance shall at or before the date of Closing have been duly authorized by the Board of Directors of the Company and such shares shall be issued to the Sellers free and clear of any claims, lien or encumbrances of any type or nature and shall be fully authorized and duly issued common stock of the Company.

          c. The execution, delivery and performance by the Company: (i) do not contravene, or constitute a default under, any provision of applicable law or regulation or of any organizational document of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company; or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is party or by which the Company is bound or to which the Company's assets are subject.

          d. The Company has not engaged any broker or taken any action which could result in any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement for which Seller or the Company could become liable or obligated.

          e. The Company has not made any assignment for the benefit of creditors, filed any petition in bankruptcy, been adjudicated insolvent or bankrupt, petitioned or applied to any tribunal for any receiver, conservator or trustee of any of its property or assets, or


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commenced any proceeding under any reorganization arrangement, readjustment of debt, conservation, dissolution or liquidation law or statute of any jurisdiction. No such action or proceeding has been commenced or threatened against the Company by any creditor, claimant, governmental agency or other person.

     4.    Conditions Precedent to Closing.

          a. The obligation of the Company to perform its obligations hereunder and to consummate the transactions contemplated hereby is subject to satisfaction of the following conditions:

               i. The representations and warranties of Seller set forth in Section 2 of this Agreement shall be true and correct in all material respects at and as of the Closing.


               ii. Seller shall have performed all of its covenants to be performed prior to or at the Closing under this Agreement in all material respects.

               iii. No final, nonappealable injunction or other order by any United States court having proper jurisdiction that prevents the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect.

               iv. Seller shall have executed and delivered all documents it was required to execute and deliver to the Corporation at the closing of the transactions contemplated by this Agreement.

          b. The obligation of Sellers to consummate the transactions to be performed by Sellers in connection with the Closing is subject to satisfaction of the following conditions:

               i. The representations and warranties of the Company set forth in Section 3 of this Agreement shall be true and correct in all material respects at and as of the Closing.

               ii. The Company shall have performed all of its covenants to be performed prior to or at the Closing under this Agreement in all material respects.

               iii. No final, nonappealable injunction or other order by any United States court having proper jurisdiction that prevents the consummation of the transactions contemplated by this Agreement shall have been issued and remain in effect.

               iv. The Corporation shall have executed and delivered all documents it was required to execute and deliver to Seller at the closing of the transactions contemplated by the Stock Purchase Agreement.


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               v.  Bill Fifield and Doug Burdick will appoint Ron Williams to fill the current vacancy on Whole Living's Board of Directors. The term of this appointment will be until the next annual meeting or earlier termination or resignation.

               vi. Bill Fifield will resign as Secretary/Treasurer and a Director of Whole Living and hereby designate Robert Reitz as Secretary/Treasurer and a Director of Whole Living until the next annual meeting of shareholders or until his earlier termination or resignation.

               vii. Doug Burdick will resign as a Director of Whole Living and hereby designate Brenda Huang as a Director of Whole Living until the next annual meeting of shareholders or until his earlier termination or resignation.

               viii. Doug Burdick will also be available as an advisor to the Board of Directors while he is employed by Whole Living and/or its subsidiaries.

               ix. Upon the completion of these transactions, a special meeting of the Board of Directors will be called. At that time, the Board will appoint Ron Williams as the President and CEO of Whole Living and authorize a 15 for 1 reverse split on all of the outstanding shares of Whole Living.

     5.    Closing.

          a. Subject to the satisfaction or waiver of all conditions set forth in Section 4, the Closing of the Transaction contemplated hereby (the "Closing") shall be held at 10:00 a.m. Salt Lake City time at the offices of Forever Green located at 972 North 1432 West, Orem, Utah on Friday, January 13, 2006, or at such other time, place and date (or without a meeting) as may be mutually agreed upon by the parties hereto.

          b.  At the Closing, the Company shall:

               i.  Deliver the Shares to the Seller

          c. At the Closing, the Sellers shall:

               i.  Deliver, transfer, assign and convey the Units to the
                      Company.

     6. Securities Laws. No consent, authorization, approval, permit or order of or filing with any Governmental Authority is required under current laws and regulations in connection with the execution and delivery of this Agreement or the offer, issuance, sale or delivery of the Units. The Sellers have not, directly or through an agent, offered the Units or any similar securities for sale to, or solicited any offers to acquire such securities from, persons other than the Company. Under the circumstances contemplated hereby, the offer, issuance, sale and delivery of the Units will not under current laws and regulations require compliance with the prospectus delivery or registration requirements of all applicable state and federal securities laws.

     7. Membership Interests in Forever Green. All of the outstanding membership interests or Units subject to this Agreement were duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, Convertible Securities or other agreements or arrangements of any character or nature whatever, under which the Sellers are or may be obligated to sell the Units. Neither the offer nor the issuance or sale of the Units constitute an event, under any anti-dilution provisions of any Units issued or issuable by Forever Green or any agreements with respect to the issuance of Units by Forever Green, which will either increase the percentage membership interests issuable pursuant to such provisions or decrease the consideration to be received by Forever Green pursuant to such provisions (unless accompanied by an analogous decrease in the percentage membership interest issuable pursuant thereto). No holder of any Unit of Forever Green is entitled to any preemptive or similar rights to purchase membership interests in Forever Green, provided, however, that nothing in this Section shall affect, alter or diminish any right granted to the Buyer in this Agreement. All outstanding Units of Forever Green have been issued in full compliance with an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and from the registration and qualification requirements of all applicable state securities laws.

     8. Company Acts and Proceedings. This Agreement has been duly authorized by all necessary action on behalf of the Company, and has been duly executed and delivered by authorized officers of the Company. All action necessary to the authorization, creation, issuance an delivery of the Shares has been taken on the part of the Company, or will be taken by the Company on or prior to the Closing Date. This Agreement is a valid and binding agreement of the Company enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and except for judicial limitations on the enforcement of the remedy of specific enforcement and other equitable remedies.

     9. Registration Rights. The Company has not agreed to register any of its authorized or outstanding securities under the Securities Act or any of the Shares being issued pursuant to this Agreement.

     10. Disclosure. The Sellers have not knowingly withheld from the Buyer any material facts relating to the assets, business, operations, financial condition or prospects of Forever Green. No representation or warranty in this Agreement or in any statement or other document furnished or to be furnished to the Buyer pursuant hereto or in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading.

     11. Additional Representations and Warranties of the Sellers. The Sellers represent further and warrants that:

          a. Investment Intent. The Shares being acquired by the Sellers hereunder are being acquired for the Sellers' own account and not with the view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act. The Sellers understand that the Shares have not been registered under the Securities Act or any applicable state laws by reason of its issuance or contemplated issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act and such laws, and that the reliance of the Company and others upon this exemption is predicated in part upon this representation and warranty. The Sellers further understand that the Shares may not be transferred or resold without (a) registration under the Securities Act and any applicable state securities laws, or (b) an exemption from the requirements of the Securities Act and applicable state securities laws.

          b. Resales under Rule 144. The Sellers understand that they do not presently qualify for the exemption from registration pursuant to Rule 144 promulgated under the Securities Act by the Securities and Exchange Commission (the "Commission") and that in any event the Sellers may not sell any of the Shares pursuant to Rule 144 prior to the expiration of a two-year period after the Sellers have acquired the Shares. The Sellers understand that any sales pursuant to Rule 144 may only be made in full compliance with the provisions of Rule 144.

          c. No Brokers or Finders. No person, firm or corporation has or will have, as a result of any act or omission by the Sellers, any right, interest or valid claim against the Company for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. The Sellers will indemnify and hold the Company harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable as a result of the actions of the Sellers in connection with the transactions contemplated by this Agreement.

     12. Remedies. The Buyer and Sellers will be entitled to enforce their rights under this Agreement specifically, to recover any damages by reason of a breach of any provision hereof and to exercise all other rights existing in their favor. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that either party may, in their sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement. It is agreed that in the event of such action, the prevailing party shall be entitled to receive all fees, costs and expenses incurred, including without limitation such reasonable fees, costs and expenses incurred, including without limitation such reasonable fees and expenses of attorneys (whether or not litigation is commenced) and fees, costs and expenses of all appeals.

     13. Remedies Cumulative. No right, power or remedy conferred upon either party pursuant to 12 above shall be exclusive, and each such right, power or remedy shall be cumulative and in addition to every other right, power or remedy, whether conferred hereby or by any such security or now or hereafter available at law or in equity or by statute or otherwise.

     14. Remedies not Waived. No course of dealing between the parties, and no delay in exercising any right, power or remedy conferred hereby or by any such security or now or hereafter existing at law or in equity or by statute or otherwise, shall operate as a waiver of or otherwise prejudice any such right, power or remedy.

     15. Changes, Waivers, etc. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     16.   General.

          a. Representation by Legal Counsel. Each of the parties to this Agreement acknowledge that Daniel W. Jackson represents the Company, and only the Company, in connection with the Company's acquisition of the Units. Each agrees and acknowledges that he or she has had an opportunity to engage legal counsel and he or she has either engaged its own legal counsel to represent it in connection with the Company's acquisition of the Units, or has elected not to have legal counsel.

          b. Survival. The representations, warranties, and covenants made by the parties in this Agreement shall survive the execution of this Agreement, delivery of documents contemplated by this Agreement, and the Closing for a period of two (2) years from the date of this Agreement.

          c. Assignment, Binding Agreement. This Agreement may not be assigned by the Company or any Seller. To the extent applicable, this Agreement shall be binding upon and shall inure to the benefit of the successors, assigns, personal representatives, heirs and legatees of the parties to this Agreement, except as otherwise expressly limited by the terms of this Agreement.

          d. Expenses. Each party to this Agreement shall bear its own costs and expenses, including legal fees and expenses, incurred in connection with the negotiation and execution of this Agreement, and the transactions contemplated by this Agreement.

          e. Captions. The headings used in this Agreement are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Agreement or the intent hereof.

          f. Entire Agreement. This Agreement and the documents and agreements referred to herein constitute the entire understanding and agreement between the parties with respect to the subject matter hereof and supersede all prior agreements, representations and understandings between the parties relating to the subject matter of this Agreement. All preceding agreements relating to the subject matter of this Agreement, whether written or oral, are hereby merged into this Agreement and the documents and agreements referred to herein.

          g. Counterparts. This Agreement may be signed on any number of counterparts with the same effect as if the signature to any counterpart were upon the same instrument.

          h. Severability. The provisions of this Agreement are severable, and should any provision hereof be void, voidable, unenforceable or invalid, such void, voidable, unenforceable or invalid provision shall not affect any other provision of this Agreement.

          i. Waiver of Breach. Any waiver by any party to this Agreement of any breach of any kind or character whatsoever by any other party, whether such be direct or implied, shall not be construed as a continuing waiver of such breach.

          j. Cumulative Remedies. The rights and remedies of the parties to this Agreement shall be construed as cumulative, and none of them shall be exclusive of, or in lieu or limitation of, any other right, remedy, or priority allowed by law or any other agreement between or among the parties.

          k. Amendment. This Agreement may not be modified except by an instrument in writing signed by the parties to this Agreement.

          l. Time of Essence. The parties agree that time is of the essence in the performance of all duties in this Agreement.

          m. Utah Law Governs. This Agreement shall be governed by and construed in accordance with the laws of the state of Utah.

          n. Attorney's Fees. In the event that any party to this Agreement shall institute any action or proceeding against any other party to this Agreement relating to the provisions of this Agreement, or any default under this Agreement, then and in that event, the non-prevailing party in such action or proceeding agrees to pay all reasonable expenses of the prevailing party, including all reasonable attorney's fees and disbursements, incurred in the action by the prevailing party.

          o. Further Assurances. At any time after the Closing, if any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties shall take such further action, including the execution and deliver of such further instruments and documents, as any other party may reasonably request.

          p. Notices. Any notice, payment, demand or communication required or permitted to be given by any provision of this Agreement shall be deemed to have been sufficiently given or served for all purposes if delivered personally to the party or to an officer of the party to whom the same is directed or if sent by registered or certified mail, postage and charges prepaid, addressed as follows:

               If to the Company:

               Whole Living, Inc.
               Attention: Doug Burdick
               443 East Bay Boulevard
               Provo, Utah 84606

               If to Sellers:

               Ron Williams
               1091 North 1170 East
               Orem, Utah 84097

               Robert Reitz
               630 West 960 North
               Orem, Utah 84057

               Brenda Huang
               750 East Empire Avenue
               Salt Lake City, Utah 84106

               Jerry Gray
               972 North 1430 West
               Orem, Utah 84057

     Any such notice shall be deemed to be given on the date on which the same was deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and sent as set forth in this Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by each of the parties as of the date first written above.

Dated effective _____________, 2006.


BUYER:
WHOLE LIVING, INC., a Nevada corporation

By:    /s/ Douglas Burdick
      ______________________________
Name:
Title: President


SELLERS:


/s/ Ron Williams
__________________________________
Ron Williams


/s/ Robert Reitz
__________________________________
Robert Reitz


/s/ Brenda Huang
__________________________________
Brenda Huang


/s/ Jerry Gray
__________________________________
Jerry Gray


Acknowledged and approved by Forever Green International, LLC

     /s/ Ron Williams
By:  _______________________________________
     Ron Williams
     Its Manager


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